UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024 (May 7, 2024)

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 El Camino Real Suite 2A
Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Margery Fischbein to Board of Directors

On May 7, 2024 (the “Effective Date”), the board of directors (“Board”) of Palisade Bio, Inc. (the “Company”) appointed Margery Fischbein to the Board. On the Effective Date, pursuant to Ms. Fischbein’s appointment, the Board will have four (4) acting directors. Ms. Fischbein will serve until the Company’s 2024 annual meeting of shareholders or until such time as she resigns, is removed or her successor is appointed. Based upon a review of Ms. Fischbein’s questionnaire, Ms. Fischbein has been determined to be independent pursuant to Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended and Nasdaq Rule 5605(a)(2) and further meets all of the qualifications to serve on an audit committee. Accordingly, Ms. Fischbein has been appointed to serve on the Company’s audit committee as of the Effective Date. In connection with her appointment to the Board, Ms. Fischbein will enter into the Company’s standard indemnification agreement.

There are no family relationships among Ms. Fischbein and any of our executive officers or directors and there are no transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Board Compensation

As compensation for her services on the Board, with respect to cash compensation, Ms. Fischbein will participate in the Company’s non-executive board compensation plan as described in the definitive proxy statement filed with the Securities Exchange Commission on April 21, 2023, the description of which is incorporated herein by reference.

Additionally, on the Effective Date, in lieu of the Company’s standard non-executive board compensation with respect to equity grants, Ms. Fischbein received an option to purchase 1,000 shares of the Company’s common stock (the “Option”). The Option has a term of ten (10) years, an exercise price of $7.90 per share, and vests in equal quarterly installments over a three (3) year period. The Option was issued from the Company’s 2021 Equity Incentive Plan, as amended.

Item 8.01 Other Events

On May 7, 2024, the Company issued a press release announcing the appointment of Margery Fischbein to the Board. A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated May 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024	Palisade Bio, Inc.

/s/ J.D. Finley
	By:	J.D. Finley
Chief Executive Officer